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                                                                    EXHIBIT 99.1

GULF ISLAND FABRICATION, INC.
P.O. Box 310
583 Thompson Road
Houma, Louisiana 70361-0310
Phone (985) 872-2100

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

         Re:      Gulf Island Fabrication, Inc.
                  Certification of Contents of Form 10-K for the period ending December 31, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentlemen:

         Gulf Island Fabrication, Inc. filed today, via EDGAR, its annual report on Form 10-K for the period ending December 31, 2002. The undersigned, who are the Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify that the Form 10-K fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by such report.

                                Very truly yours,


                                By:      /s/  Kerry J. Chauvin
                                   -------------------------------------------
                                              Kerry J. Chauvin
                                           Chief Executive Officer


                                By:      /s/ Joseph P. Gallagher, III
                                   -------------------------------------------
                                             Joseph P. Gallagher, III
                                             Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Gulf Island Fabrication, Inc. and will be retained by Gulf Island Fabrication, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.